Exhibit 99.1

July 26, 2019

Press Release

Source:	Farmers National Banc Corp.
Kevin J. Helmick, President and CEO
20 South Broad Street, P.O. Box 555
Canfield, OH 44406
330.533.3341
Email: exec@farmersbankgroup.com

FARMERS NATIONAL BANC CORP. ANNOUNCES

2019 SECOND QUARTER FINANCIAL RESULTS

•	Net income is 6% higher than same quarter in 2018

•	146 consecutive quarters of profitability

•	Annualized return on average assets was 1.45% and annualized return on average equity 12.34% for the quarter ended June 30, 2019

•	8.6% loan growth since June 30, 2018

•	Non-performing assets to total assets remain at low levels, 0.30% at June 30, 2019

CANFIELD, Ohio (July 26, 2019) – Farmers National Banc Corp. (Farmers) (NASDAQ: FMNB) today reported financial results for the three months ended June 30, 2019.

Net income for the three months ended June 30, 2019 was $8.5 million, or $0.31 per diluted share, which compares to $8.1 million, or $0.29 per diluted share, for the three months ended June 30, 2018 and $8.4 million or $0.30 per diluted share for the linked quarter. Annualized return on average assets and return on average equity were 1.45% and 12.34%, respectively, for the three month period ending June 30, 2019, compared to 1.47% and 13.28% for the same three month period in 2018, and 1.45% and 12.71% for the linked quarter. Farmers’ return on average tangible equity (Non-GAAP) was 14.59% for the quarter ended June 30, 2019 compared to 16.24% for the same quarter in 2018 and 14.99% for the linked quarter.

Net income for the six months ended June 30, 2019 was $16.9 million, or $0.61 per diluted share, compared to $15.8 million or $0.57 per diluted share for the same six month period in 2018. Return on average assets and return on average equity were 1.45% and 12.54%, respectively, for the six months ended June 30, 2019, compared to 1.46% and 13.13% for the same period in 2018.

Kevin J. Helmick, President and CEO, stated, “As a result of 9% loan growth over the past twelve months, 11% increase in noninterest income, careful management of our noninterest expenses and continued strong asset quality, we are pleased to report a 6% increase in net income compared to the same quarter one year ago. We are also pleased to report a 29% increase in cash dividends paid to our shareholders, from $0.07 per share paid in the second quarter of 2018 to $0.09 paid for the same quarter in 2019.”

2019 Second Quarter Financial Highlights

•	Loan growth

Total loans were $1.78 billion at June 30, 2019, compared to $1.64 billion at June 30, 2018, representing an increase of 8.6%. The increase in loans is a direct result of Farmers’ focus on loan growth utilizing talented lending and credit team, while adhering to a sound underwriting discipline. The increase in loans has occurred in the commercial, commercial real estate, residential real estate and agricultural loan portfolios. Loans now comprise 79.6% of the Bank’s average earning assets for the quarter ended June 30, 2019, an improvement compared to 78.6% for the same period in 2018. This improvement, along with the growth in earning assets, has resulted in a 14.2% increase in tax equated loan income in the second quarter of 2019 compared to the same quarter in 2018.

•	Loan quality

Non-performing assets to total assets remain at a low level, currently at 0.30%. Early stage delinquencies also continue to remain at low levels, at $10.2 million, or 0.57% of total loans, at June 30, 2019. Net charge-offs for the current quarter were $305 thousand, compared to $536 thousand in the same quarter in 2018 and total net charge-offs as a percentage of average net loans outstanding is only 0.07% for the quarter ended June 30, 2019.

•	Net interest margin

The net interest margin for the three months ended June 30, 2019 was 3.84%, a 9 basis points decrease from the quarter ended June 30, 2018, but a 3 basis points increase from the linked quarter. In comparing the second quarter of 2019 to the same period in 2018, asset yields increased 25 basis points, while the cost of interest-bearing liabilities increased 47 basis points. Most of this increase was the result of higher rates paid on interest-bearing checking accounts and time deposits, consistent with increases in the federal funds sold rate. The net interest margin is impacted by the additional accretion as a result of the discounted loan portfolios acquired in the previous mergers, which increased the net interest margin by 5 basis points for the quarters ended June 30, 2019 and 2018.

•	Noninterest income

Noninterest income increased 10.9% to $7.0 million for the quarter ended June 30, 2019 compared to $6.3 million in the same quarter in 2018. Gains on the sales of mortgage loans increased $449 thousand or 74%, other operating income increased $66 thousand or 18%, trust fees increased $81 thousand or 5% and service charges on deposit accounts increased $108 thousand or 11% in comparing the second quarter of 2019 to the same quarter in 2018. These increases were offset by a decrease of securities gains of $45 thousand or 166.7% and retirement plan consulting fees of $15 thousand or 3.2%.

•	Noninterest expenses

Farmers has remained committed to managing the level of noninterest expenses. Total noninterest expenses for the second quarter of 2019 increased 8.1% to $16.7 million compared to $15.5 million in the same quarter in 2018, primarily as a result of an increase in salaries and employee benefits of $438 thousand, offset by a $140 thousand decrease in FDIC insurance expense. Included in other operating expenses in the second quarter of 2019 were $505 thousand in expenses that management does not expect to occur in future quarters. Annualized noninterest expenses measured as a percentage of quarterly average assets rose slightly from 2.82% in the second quarter of 2018 to 2.83% in the second quarter of 2019.

•	Efficiency ratio

The efficiency ratio for the quarter ended June 30, 2019 increased slightly to 58.28% compared to 57.31% for the same quarter in 2018. The improvement in net interest income and noninterest income in the second quarter of 2019 was offset by a higher level of noninterest expenses as explained in the preceding paragraphs.

2019 Outlook

Mr. Helmick added, “We continue to build on the momentum gained in the first quarter with another three months of pleasing performance. We are extremely proud of our committed employees that continue to deliver strong results for our stakeholders and remain committed to our community banking approach and culture.”

Founded in 1887, Farmers National Banc Corp. is a diversified financial services company headquartered in Canfield, Ohio, with $2.4 billion in banking assets. Farmers National Banc Corp.’s wholly-owned subsidiaries are comprised of The Farmers National Bank of Canfield, a full-service national bank engaged in commercial and retail banking with 41 banking locations in Mahoning, Trumbull, Columbiana, Stark, Wayne, Medina and Cuyahoga Counties in Ohio and Beaver County in Pennsylvania, Farmers Trust Company, which operates four trust offices and offers services in the same geographic markets, and National Associates, Inc. Total wealth management assets under care at June 30, 2019 are $2.5 billion. Farmers National Insurance, LLC and Bowers Insurance Agency, Inc., wholly-owned subsidiaries of The Farmers National Bank of Canfield, offer a variety of insurance products.

Non-GAAP Disclosure

This press release includes disclosures of Farmers’ tangible common equity ratio, return on average tangible assets, return on average tangible equity and net income excluding costs related to acquisition activities, which are financial measures not prepared in accordance with generally accepted accounting principles in the United States (GAAP). A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes or includes amounts that are required to be disclosed by GAAP. Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and Farmers’ marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with GAAP. The reconciliations of non-GAAP financial measures are included in the tables following Consolidated Financial Highlights below.

Forward-Looking Statements

This earnings release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Farmers’ financial condition, results of operations, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements can be found in Farmers’ Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the Securities and Exchange Commission (SEC) and is available on Farmers’ website (www.farmersbankgroup.com) and on the SEC’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Farmers does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Farmers National Banc Corp. and Subsidiaries

Consolidated Financial Highlights

(Amounts in thousands, except per share results) Unaudited

Consolidated Statements of Income

	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,	Percent
	2019	2019	2018	2018	2018	2019	2018	Change
Total interest income	$25,529	$24,679	$24,447	$23,563	$22,474	$50,208	$43,756	14.7%
Total interest expense	5,038	4,714	4,373	3,644	2,912	9,752	5,248	85.8%

Net interest income	20,491	19,965	20,074	19,919	19,562	40,456	38,508	5.1%
Provision for loan losses	750	550	525	950	750	1,300	1,525	-14.8%
Noninterest income	6,994	6,520	6,705	6,478	6,306	13,514	12,316	9.7%
Acquisition related costs (income)	(19)	0	(180)	0	0	(19)	25	-176%
Other expense	16,723	15,977	16,163	16,180	15,458	32,700	30,529	7.1%

Income before income taxes	10,031	9,958	10,271	9,267	9,660	19,989	18,745	6.6%
Income taxes	1,488	1,570	1,585	1,183	1,587	3,058	2,946	3.8%

Net income	$8,543	$8,388	$8,686	$8,084	$8,073	$16,931	$15,799	7.2%

Average diluted shares outstanding	27,931	27,983	27,962	28,002	27,979	27,950	27,949
Basic and diluted earnings per share	0.31	0.30	0.31	0.29	0.29	0.61	0.57
Cash dividends	2,504	2,500	2,223	2,222	1,935	5,004	3,870
Cash dividends per share	0.09	0.09	0.08	0.08	0.07	0.18	0.14
Performance Ratios
Net Interest Margin (Annualized)	3.84%	3.81%	3.80%	3.86%	3.93%	3.83%	3.92%
Efficiency Ratio (Tax equivalent basis)	58.28%	57.83%	57.73%	58.70%	57.31%	58.06%	57.64%
Return on Average Assets (Annualized)	1.45%	1.45%	1.50%	1.42%	1.47%	1.45%	1.46%
Return on Average Equity (Annualized)	12.34%	12.71%	13.65%	12.80%	13.28%	12.54%	13.13%
Dividends to Net Income	29.31%	29.80%	25.59%	27.49%	23.97%	29.56%	24.50%
Other Performance Ratios (Non-GAAP)
Return on Average Tangible Assets	1.47%	1.46%	1.54%	1.46%	1.50%	1.47%	1.48%
Return on Average Tangible Equity	14.59%	14.99%	16.68%	15.70%	16.24%	14.82%	15.99%
Return on Average Tangible Equity excluding acquisition costs	14.55%	14.99%	16.34%	15.70%	16.24%	14.80%	16.01%

Consolidated Statements of Financial Condition

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2019	2019	2018	2018	2018
Assets
Cash and cash equivalents	$64,007	$69,672	$57,926	$75,635	$76,623
Securities available for sale	424,252	403,770	402,190	389,996	388,890
Equity securities	7,222	7,460	7,130	6,892	6,344
Loans held for sale	1,093	2,360	1,237	1,428	1,987
Loans	1,780,504	1,743,651	1,735,840	1,691,532	1,639,191
Less allowance for loan losses	14,222	13,777	13,592	13,377	12,764

Net Loans	1,766,282	1,729,874	1,722,248	1,678,155	1,626,427

Other assets	143,093	142,938	137,999	140,572	137,668

Total Assets	$2,405,949	$2,356,074	$2,328,730	$2,292,678	$2,237,939

Liabilities and Stockholders’ Equity
Deposits
Noninterest-bearing	$415,935	$415,131	$421,950	$426,689	$420,991
Interest-bearing	1,584,700	1,539,202	1,377,770	1,332,022	1,229,346

Total deposits	2,000,635	1,954,333	1,799,720	1,758,711	1,650,337
Other interest-bearing liabilities	96,978	109,348	250,792	270,273	322,565
Other liabilities	23,511	19,442	15,898	14,905	17,527

Total liabilities	2,121,124	2,083,123	2,066,410	2,043,889	1,990,429
Stockholders’ Equity	284,825	272,951	262,320	248,789	247,510

Total Liabilities and Stockholders’ Equity	$2,405,949	$2,356,074	$2,328,730	$2,292,678	$2,237,939

Period-end shares outstanding	27,768	27,777	27,792	27,777	27,641
Book value per share	$10.26	$9.83	$9.44	$8.96	$8.95
Tangible book value per share (Non-GAAP)*	8.70	8.26	7.86	7.36	7.34

* Tangible book value per share is calculated by dividing tangible common equity by average outstanding shares
Capital and Liquidity
Common Equity Tier 1 Capital Ratio (a)	12.31%	12.37%	12.16%	12.13%	12.11%
Total Risk Based Capital Ratio (a)	13.06%	13.24%	13.03%	13.00%	12.97%
Tier 1 Risk Based Capital Ratio (a)	12.41%	12.50%	12.28%	12.26%	12.24%
Tier 1 Leverage Ratio (a)	10.00%	10.07%	9.91%	9.87%	9.81%
Equity to Asset Ratio	11.84%	11.58%	11.26%	10.85%	11.06%
Tangible Common Equity Ratio (b)	10.22%	9.92%	9.56%	9.09%	9.25%
Net Loans to Assets	73.41%	73.42%	73.96%	73.20%	72.68%
Loans to Deposits	89.00%	89.22%	96.45%	96.18%	99.32%
Asset Quality
Non-performing loans	$7,252	$7,578	$7,731	$9,222	$8,406
Other Real Estate Owned	74	208	0	0	0
Non-performing assets	7,326	7,786	7,731	9,222	8,406
Loans 30 - 89 days delinquent	10,203	9,082	8,877	10,626	10,636
Charged-off loans	588	566	753	544	777
Recoveries	283	201	443	207	241
Net Charge-offs	305	365	310	337	536
Annualized Net Charge-offs to Average Net Loans Outstanding	0.07%	0.08%	0.07%	0.08%	0.13%
Allowance for Loan Losses to Total Loans	0.80%	0.79%	0.78%	0.79%	0.78%
Non-performing Loans to Total Loans	0.41%	0.43%	0.45%	0.55%	0.51%
Allowance to Non-performing Loans	196.11%	181.80%	175.81%	145.06%	151.84%
Non-performing Assets to Total Assets	0.30%	0.33%	0.33%	0.40%	0.38%

(a)	June 30, 2019 ratio is estimated
(b)	This is a non-GAAP financial measure. A reconciliation to GAAP is shown below

Reconciliation of Total Assets to Tangible Assets

						For the Six Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2019	2019	2018	2018	2018	2019	2018
Total Assets	$2,405,949	$2,356,074	$2,328,730	$2,292,678	$2,237,939	$2,405,949	$2,237,939
Less Goodwill and other intangibles	43,298	43,625	43,952	44,305	44,661	43,298	44,661

Tangible Assets	$2,362,651	$2,312,449	$2,284,778	$2,248,373	$2,193,278	$2,362,651	$2,193,278

Average Assets	2,369,388	2,338,792	2,301,847	2,255,049	2,199,960	2,354,112	2,181,431
Less average Goodwill and other intangibles	43,508	43,840	44,185	44,541	44,893	43,674	45,070

Average Tangible Assets	$2,325,880	$2,294,952	$2,257,662	$2,210,508	$2,155,067	$2,310,438	$2,136,361

Reconciliation of Common Stockholders’ Equity to Tangible Common Equity
						For the Six Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2019	2019	2018	2018	2018	2019	2018
Stockholders’ Equity	$284,825	$272,951	$262,320	$248,789	$247,510	$284,825	$247,510
Less Goodwill and other intangibles	43,298	43,625	43,952	44,305	44,661	43,298	44,661

Tangible Common Equity	$241,527	$229,326	$218,368	$204,484	$202,849	$241,527	$202,849

Average Stockholders’ Equity	277,746	267,736	252,449	250,503	243,792	272,218	242,682
Less average Goodwill and other intangibles	43,508	43,840	44,185	44,541	44,893	43,674	45,070

Average Tangible Common Equity	$234,238	$223,896	$208,264	$205,962	$198,899	$228,544	$197,612

Reconciliation of Net Income, Excluding Acquisition Related Costs
	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2019	2019	2018	2018	2018	2019	2018
Net income	$8,543	$8,388	$8,686	$8,084	$8,073	$16,931	$15,799
Acquisition related costs - tax equated	(20)	0	(180)	0	0	(20)	22

Net income - Adjusted	$8,523	$8,388	$8,506	$8,084	$8,073	$16,911	$15,821

Diluted EPS excluding acquisition costs	$0.31	$0.30	$0.30	$0.29	$0.29	$0.61	$0.57

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
End of Period Loan Balances	2019	2019	2018	2018	2018
Commercial real estate	$614,452	$589,219	$579,481	$562,272	$523,417
Commercial	256,657	254,957	245,172	233,188	232,672
Residential real estate	493,529	488,854	492,887	489,851	479,486
Consumer	207,417	209,541	216,284	220,826	219,138
Agricultural loans	205,544	198,210	199,013	182,038	181,173

Total, excluding net deferred loan costs	$1,777,599	$1,740,781	$1,732,837	$1,688,175	$1,635,886

	For the Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
Noninterest Income	2019	2019	2018	2018	2018
Service charges on deposit accounts	$1,093	$1,074	$1,115	$1,151	$985
Bank owned life insurance income	208	214	221	219	219
Trust fees	1,821	1,858	1,752	1,827	1,740
Insurance agency commissions	739	803	642	567	713
Security gains (losses)	(18)	10	260	(34)	27
Retirement plan consulting fees	450	358	370	470	465
Investment commissions	327	260	259	273	315
Net gains on sale of loans	1,055	671	832	804	606
Debit card and EFT fees	887	778	861	814	870
Other operating income	432	494	393	387	366

Total Noninterest Income	$6,994	$6,520	$6,705	$6,478	$6,306

	For the Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
Noninterest Expense	2019	2019	2018	2018	2018
Salaries and employee benefits	$9,266	$9,356	$9,444	$8,966	$8,828
Occupancy and equipment	1,650	1,717	1,566	1,597	1,611
State and local taxes	472	470	474	475	479
Professional fees	887	794	734	687	737
Merger related costs (income)	(19)	0	(180)	0	0
Advertising	442	250	416	489	379
FDIC insurance	85	87	234	218	225
Intangible amortization	326	327	355	354	355
Core processing charges	803	791	762	778	794
Telephone and data	217	260	288	298	238
Other operating expenses	2,575	1,925	1,890	2,318	1,812

Total Noninterest Expense	$16,704	$15,977	$15,983	$16,180	$15,458

Average Balance Sheets and Related Yields and Rates

(Dollar Amounts in Thousands)

	Three Months Ended			Three Months Ended
	June 30, 2019			June 30, 2018

	AVERAGE BALANCE	INTEREST (1)	RATE (1)	AVERAGE BALANCE	INTEREST (1)	RATE (1)
EARNING ASSETS
Loans (2)	$1,749,828	$22,431	5.14%	$1,606,993	$19,636	4.90%
Taxable securities	195,934	1,238	2.53	202,588	1,228	2.43
Tax-exempt securities (2)	211,533	2,065	3.92	190,494	1,737	3.66
Equity securities	12,055	171	5.69	11,214	154	5.51
Federal funds sold and other	29,205	158	2.17	33,541	167	2.00

Total earning assets	2,198,555	26,063	4.75	2,044,830	22,922	4.50
Nonearning assets	170,833			155,130

Total assets	$2,369,388			$2,199,960

INTEREST-BEARING LIABILITIES
Time deposits	$401,005	$1,984	1.98%	$283,429	$957	1.35%
Brokered time deposits	94,463	559	2.35	0	0	0
Savings deposits	416,024	340	0.33	477,365	256	0.22
Demand deposits	631,436	1,476	0.94	469,609	510	0.44
Short term borrowings	100,199	631	2.53	298,802	1,140	1.53
Long term borrowings	5,724	48	3.36	6,674	49	2.94

Total interest-bearing liabilities	$1,648,851	5,038	1.23	$1,535,879	2,912	0.76

NONINTEREST-BEARING LIABILITIES AND STOCKHOLDERS’ EQUITY
Demand deposits	425,672			408,567
Other liabilities	17,119			11,722
Stockholders’ equity	277,746			243,792

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,369,388			$2,199,960

Net interest income and interest rate spread		$21,025	3.52%		$20,010	3.74%

Net interest margin			3.84%			3.93%

(1)	Interest and yields are calculated on a tax-equivalent basis where applicable.
(2)

For 2019, adjustments of $107 thousand and $427 thousand, respectively, were made to tax equate income on tax exempt loans and tax exempt securities. For 2018, adjustments of $91 thousand and $357 thousand, respectively, were made to tax equate income on tax exempt loans and tax exempt securities. These adjustments were based on a marginal federal income tax rate of 21%, less disallowances.

	Six Months Ended			Six Months Ended
	June 30, 2019			June 30, 2018

	AVERAGE BALANCE	INTEREST (1)	RATE (1)	AVERAGE BALANCE	INTEREST (1)	RATE (1)
EARNING ASSETS
Loans (2)	$1,738,953	$44,002	5.10%	$1,586,140	$38,145	4.85%
Taxable securities	195,871	2,482	2.56	204,455	2,461	2.43
Tax-exempt securities	209,586	4,076	3.92	188,041	3,417	3.66
Equity securities (2)	12,058	346	5.79	11,051	300	5.47
Federal funds sold and other	31,712	354	2.25	34,308	312	1.83

Total earning assets	2,188,180	51,260	4.72	2,023,995	44,635	4.45
Nonearning assets	165,932			157,436
Total assets	$2,354,112			$2,181,431

INTEREST-BEARING LIABILITIES
Time deposits	$384,643	$3,642	1.91%	$277,408	$1,770	1.29%
Brokered time deposits	70,793	825	2.33	0	0	0
Savings deposits	418,306	648	0.31	479,870	438	0.18
Demand deposits	610,631	2,679	0.88	460,503	926	0.41
Short term borrowings	148,723	1,862	2.52	290,617	2,021	1.40
Long term borrowings	5,815	96	3.33	6,768	93	2.77

Total interest-bearing liabilities	$1,638,911	9,752	1.20	$1,515,166	5,248	0.70
NONINTEREST-BEARING LIABILITIES AND STOCKHOLDERS’ EQUITY
Demand deposits	$427,039			$409,705
Other liabilities	15,944			13,878
Stockholders’ equity	272,218			242,682
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,354,112			$2,181,431

Net interest income and interest rate spread		$41,508	3.52%		$39,387	3.75%

Net interest margin			3.83%			3.92%

(1)	Interest and yields are calculated on a tax-equivalent basis where applicable.
(2)

For 2019, adjustments of $209 thousand and $843 thousand, respectively, were made to tax equate income on tax exempt loans and tax exempt securities. For 2018, adjustments of $173 thousand and $706 thousand, respectively, were made to tax equate income on tax exempt loans and tax exempt securities. These adjustments were based on a marginal federal income tax rate of 21%, less disallowances.